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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2006


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

                              ---------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2006, Synovis Life Technologies, Inc. (Synovis) issued a press release providing preliminary fiscal third-quarter operating results. Actual results are expected to be released on Wednesday, August 23, 2006. A copy of the press release is furnished herewith as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website at www.synovislife.com.

The information contained in this report and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended of the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  (99.1) Synovis Life Technologies, Inc. News Release dated August 3, 2006.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: August 3, 2006                By:   /s/ Brett Reynolds
                                         -----------------------------
                                           Brett Reynolds
                                           Vice-President of Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary




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                                  EXHIBIT INDEX

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EXHIBIT
   NO.                    DESCRIPTION                       METHOD OF FILING
---------  --------------------------------------       ------------------------

 (99.1)     Synovis Life Technologies, Inc. News            Filed herewith
            Release dated August 3, 2006                    electronically.

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